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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2006 through November 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    FLOATING
                                      RATE
                                     TRUST

                                      PHD
                                 Ticker Symbol


                                     Annual
                                     Report

                                    11/30/07

                                 [LOGO] PIONEER
                                        Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2

Portfolio Summary                                            4

Prices and Distributions                                     5

Performance Update                                           6

Portfolio Management Discussion                              7

Schedule of Investments                                     12

Financial Statements                                        30

Notes to Financial Statements                               34


Report of Independent Registered Public Accounting Firm     46

Approval of Investment Advisory Agreement                   47

Trustees, Officers and Service Providers                    51

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides in recent months, when an otherwise healthy long-term bull market was buffeted by problems in the mortgage and banking industries.

Since mid-year 2007, issues tied to poor underwriting practices in the subprime sector of the mortgage industry and to problems with risk management by banks and hedge funds have resulted in increased market volatility and rising concern about risks to U.S. economic growth.

U.S. economic growth had slowed over the past two years, but this has been due as much to the natural maturation of the cyclical expansion, as U.S. factories approached full utilization and the labor market approached full employment, as to rising commodity prices or short-term interest rates. This slowdown was, therefore, not entirely unwelcome, as it reduced the threat of higher inflation. More recently, however, there has been increasing concern that falling home prices, and/or disruptions in financial markets pose a larger threat to continuing economic growth, and we have seen two cuts in short-term interest rates from the Federal Reserve despite strong economic growth in the second and third quarters of 2007. A weaker U.S. dollar has put upward pressure on some prices, but it has also significantly benefited exporters and companies competing in the global marketplace, stimulating U.S. economic growth.

Economic growth in the rest of the world remains relatively positive. In Europe, solid GDP growth has driven unemployment lower and supported growing consumption, although concerns about the impact of the strong Euro are a persistent source of worry. Japanese economic growth continues, albeit at a muted rate, and the country's deflationary problems are gradually receding. Economic growth in emerging market countries remains faster than in the developed world, led by China, which continues its rise as a world economic power.

Looking forward, we believe the economic outlook remains generally positive, although real estate prices, subprime mortgage defaults, and the possibility of a liquidity/credit crunch represent growing sources of risk. Central banks have responded to the stresses in the inter-bank and commercial paper markets by acting as "lenders of last resort" and, in the case of the Federal Reserve, by cutting rates.

The U.S. Federal Reserve and the world's other central banks are still pursuing policies aimed at producing low and stable inflation, believed to be the best backdrop for steady economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so central bank policies have also been "investor friendly." We view the Fed's recent rate cuts as temporarily "buying

Letter

insurance" against a credit crunch, which would threaten economic growth, rather than as an abandonment of its commitment to keeping inflation low.

Even against this wall-of-worry backdrop, and factoring in recent market weakness, the long-term performance of major asset classes has remained positive. Equity investors were generally rewarded as, despite several interim corrections and poor performance in November 2007, the Standard & Poor's 500 Index returned 8%, the Dow Jones Industrial Average returned 12%, and the NASDAQ Composite Index returned 9% in the 12 months ending November 30, 2007. International developed and emerging markets equities performed even better, reflecting both a weakening dollar (which boosts returns for U.S. dollar-based investors) and strong local currency returns, with the MSCI EAFE Developed Market Index returning 18% and the MSCI Emerging Markets Index returning 46% over the same period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% during the period. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned -3% for the same period, however, as higher-coupon yields could not compensate for falling bond prices as credit spreads (differences between yields of higher- and lower-quality bonds) widened.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

Senior Secured Loans           93.4%
Corporate Bonds                 2.9%
Common Stock                    1.9%
Temporary Cash Investment       1.1%
Convertible Corporate Bonds     0.5%
Claims                          0.1%
Warrants                        0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data was represented as a pie chart in the printed material.]

BB                      5.4%
B                      68.8%
CCC                     9.8%
D                       1.1%
Not-rated*             13.8%
Cash Equivalents        1.1%

* These securities are judged to be similar but slightly lower in quality than the rest of the portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

   1.    HCA, Inc., Tranche B Term Loan, 7.448%, 11/18/13                                   3.03%
   2.    Univision Communications, Inc., Initial Term Loan, 7.003% - 7.61%, 9/29/14         2.96
   3.    SMG H5 Pty, Ltd., Facility Term Loan A, 8.835% - 9.368%, 12/24/12                  2.53
   4.    Charter Communications Operating, LLC, Replacement Term Loan,
         7.13 - 7.36%, 3/6/14                                                               2.50
   5.    Millennium Digital Media Systems, LLC, First Lien Term Loan, 8.98%, 6/30/11        1.88
   6.    Sabre, Inc., Initial Term Loan, 6.96%, 9/30/14                                     1.71
   7.    Delphi Corp., Tranche C Term Loan, 8.938%, 12/31/07                                1.66
   8.    Cequel Communications, LLC, Term Loan, 6.66% - 8.5%, 11/5/13                       1.63
   9.    Tribune Co., Initial Tranche B Advance Term Loan, 8.244%, 5/19/14                  1.58
  10.    Cricket Communications, Inc., Term Loan B, 8.198%, 6/16/13                         1.47

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

                       11/30/07   11/30/06
Market Value
per Common Share      $16.79     $18.95

Net Asset Value
per Common Share      $18.07     $19.66

Market Discount         7.1%       3.6%

                               Net
Distributions              Investment     Short-Term      Long-Term
per Common Share             Income     Capital Gains   Capital Gains
(12/1/06 - 11/30/07)        $1.9050         $  -           $0.0038

Yields
--------------------------------------------------------------------------------

                           11/30/07    11/30/06
Distribution Yield at
Market Price               11.35%      8.56%

Distribution Yield at
Net Asset Value            10.54%      8.27%

30-day SEC Yield           15.14%     13.44%

Past performance data quoted represents past performance, which is no guarantee of future results.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
   The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans.

[The following data was represented as a moutain chart in the printed material.]

Value of $10,000 Investment

 12/04            10,000            10,000
 11/05             9,023            10,033
 11/06            10,913            10,054
 11/07            10,693             9,880

Pioneer Floating Rate Trust
CSFB Leveraged Loan Index

            Cumulative Total Returns
           (As of November 30, 2007)
                         Net
                        Asset         Market
Period                  Value         Price
Life-of-Trust
(12/23/04)              20.76%       6.93%
1 Year                   1.65       -2.02

-------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value "NAV", due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins on 12/31/04. The CSFB Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07
--------------------------------------------------------------------------------

This annual report for Pioneer Floating Rate Trust covers the 12-month period from December 1, 2006, through November 30, 2007. In the report, portfolio managers Mark Okada and Joseph Dougherty of Highland Capital Management, the Trust's sub-adviser, discuss the Trust's investment process, strategy and outlook.

Q:   How did the Trust perform over the 12 months ended November 30, 2007?

A: For the 12-month period ended November 30, 2007, Pioneer Floating Rate Trust returned 1.65% at net asset value, including reinvestment of dividends. The market price return over that same period was -2.02%, and the Trust was selling at a discount of market price to net asset value of 7.1% on November 30, 2007. The Trust's benchmark, the Credit Suisse Leveraged Loan Index, returned 2.35% for the 12-month period ended November 30, 2007. Unlike open-ended funds, a closed-end fund's price goes up and down based on market supply and demand, independent of a fund's net asset value per share. During the 12 months, the Federal funds target rate (the rate banks charge each other for overnight loans) declined to 4.50%; and the yield on the 3-month London Interbank Offering Rate (LIBOR) declined to 4.67%. LIBOR is the rate of interest at which banks in the London interbank market borrow funds from each other.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What have been the major contributors to the change in net asset value over the period reported?

A: The change in net asset value for the year ended November 30, 2007, is detailed in the Statement of Changes in Net Assets. As can be seen, there was a net decrease in net assets of $36.8 million. The major contributors to this decrease were net unrealized losses on investments of $45.9 million and distributions to shareowners of $59.1 million, offset by Investment Income of

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                           (continued)
--------------------------------------------------------------------------------

     $56.2 million and net realized gains on investments and foreign currency transactions of $10.1 million and reinvestment of distributions of $1.9 million.

Q:   What was the investment environment like for floating-rate securities?

A: The investment environment over the 12 months ended November 30, 2007 can be separated into two distinct periods. During the first half of the fiscal year, the environment was stable for floating-rate securities, with new issue bank loan volume reaching new highs. Until mid-summer, the leveraged loan market appeared to have been unaffected by the negative sentiment in the subprime mortgage market. In July, however, the environment changed dramatically, as some of the leveraged entities holding subprime assets were forced into liquidation to meet margin calls. This resulted in a general repricing of other structured products and took enough demand out of the market to shut down the new issuance of collateralized loan obligations (CLOs), which are a major source of liquidity in the loan market. That lack of loan demand, coupled with the large new issue supply, contributed to a repricing of corporate loans. We believe the repricing was technical in nature not driven by company's fundamentals as illustrated by the low default rate. For example, during the summer's repricing, Standard & Poor's Leveraged Commentary and Data (LCD) reported that the lagging 12-month default rate on loans remained near an all-time low of 0.42% by principal amount and ended November at 0.25%, which is well below the Index's historical average of 3.33%. We believe the low default rates indicated that the fundamentals in the corporate credit markets were quite strong. We viewed the situation as an attractive buying opportunity, as the yields rose while prices declined. We feel the market remains oversold as spreads (the amount in addition to the reference rate the Trust is paid as interest on a position) are wide by historical norms and believe that the market is attractive given the fundamental credit environment.

Q: What were the main strategies used in managing the Trust over the 12-month period ended November 30, 2007?

A: Our strategies were driven by our belief that the economy was healthy and that the leveraged loan market represented an attractive long-term investment opportunity. We kept the portfolio

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     fully invested by using available cash to add newly issued loans that we felt would trade higher in the secondary markets. As of November 30, 2007, the Trust was well diversified with positions in 178 issuers across 26 industries. As a percentage of the total invested portfolio, approximately 93.40% was in loans, 2.10% in equities, 3.40% in bonds and 1.1% in temporary cash investments. Approximately 4.71% of the Trust was in second lien loans. The largest sector positions in the portfolio were in media and telecommunications, health care and retail. Some of the Trust's core positions included HCA, a corporate operator of hospitals, and media concerns Univision Communications, Tribune and Charter Communications.

     On November 30, 2007, 33.79% of the Trust was leveraged, which means that we borrowed funds at low rates and invested those funds in high-yielding securities. Over the first half of the fiscal year, short-term rates showed little volatility. Later in the fiscal year, however, rates declined which lowered the cost of borrowing, providing the Trust with a modest amount of additional income. A rise in short-term interest rates in the future would add to the Trust's borrowing costs, and the ability to sustain present distribution levels could be affected. Due to the floating-rate nature of the loan asset class, the coupon payments reset to current LIBOR rates, resulting in a correlation between the cost of leverage and the yield provided by the Trust's investments. As long as the cost of borrowing remains below the coupon rates available to the Trust, we do not anticipate that the Trust's investment approach will change.

Q: Is the Trust invested solely in domestic assets? If not, is anything being done to address foreign currency exposure?

A: No. As of November 30, 2007, the Trust holds 4.6% in international investments. However, in an effort to reduce, or offset the effects of currency fluctuations, the Trust does participate in currency hedging. The effects of this hedging strategy is displayed on the Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and in Footnote 3 of this annual report.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                           (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook for floating-rate securities and the Trust?

A: As we move into 2008, we expect the current environment for loans, which features larger spreads and low prices relative to historic norms, to continue. The widening of spreads on new-issue loans has effectively increased the cost of borrowing and is likely to temper the volume of new issuance. This situation could lead to a better supply/demand balance later in 2008.

     We believe default rates will increase from the historic lows of 2007, but given the continued strong EBITDA (earnings before interest, taxes, depreciation and amortization) growth rates and relatively benign default environment, it is difficult to predict the magnitude of the increase. Market consensus is for defaults to approach their historical averages by 2008 year-end.

     Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus. Please refer to this document when considering the Trust's risks.

     Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

     When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. The floating rate feature of the Trust means that the Trust will not experience capital appreciation in a declining interest-rate environment. Investments in the Trust are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust is not limited in the percentage of its assets that may be invested in floating rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     also more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

     The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

     The Trust is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Trust's losses from adverse events affecting a particular issuer.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's sub-adviser as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                         Value
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS - 141.2% of Net Assets*
                              Aerospace - 6.4%
 3,449,268      B+/Ba3        AWAS Capital, Inc., First Lien Term
                                Loan, 7.0%, 3/15/13                          $  3,255,247
 2,985,000      B-/B1         DeCrane Aircraft Holdings, Inc., First
                                Lien Term Loan, 7.994% - 9.5%,
                                2/21/13                                         2,925,300
 1,000,000      B/Ba2         Delta Airlines, Inc., Credit-Linked
                                Deposit Loan, 6.84%, 4/30/12                      952,500
 1,995,000      B/B2          Delta Airlines, Inc., Second Lien Term
                                Loan, 8.082%, 4/30/14                           1,917,337
 4,375,429      BB-/Ba2       DynCorp International, LLC (Di Finance),
                                New Term Loan, 7.25%, 2/11/11                   4,145,719
   982,500      CCC/B3        IAP Worldwide Services, Inc., First Lien
                                Term Loan, 11.5%, 12/30/12                        894,075
 6,940,000      B+/Ba3        Northwest Airlines, Inc., Term Loan,
                                6.686%, 8/21/08                                 6,593,000
 5,000,000      B-/B2         US Airways Group, Inc., Term Loan,
                                7.283%, 3/23/14                                 4,685,415
 3,000,000      B-/Ba2        Vought Aircraft Industries, Inc., Tranche
                                B LC Deposit Loan, 7.82%,
                                12/22/10                                        2,937,501
                                                                             ------------
                                                                             $ 28,306,094
                                                                             ------------
                              Broadcasting - 20.8%
11,446,241      B+/B1         Cequel Communications, LLC, Term
                                Loan, 6.66% - 8.5%, 11/5/13                  $ 10,738,657
17,666,337      B-/B1         Charter Communications Operating,
                                LLC, Replacement Term Loan,
                                7.13% - 7.36%, 3/6/14                          16,501,030
 1,000,000      B/Caa1        Hargray Acquisition Co., Second Lien
                                Term Loan, 10.698%, 1/29/15                       975,000
 3,000,000      BB-/Ba3       Insight Midwest Holdings, LLC, Term
                                Loan B, 7.0%, 4/7/14                            2,908,125
 9,142,884      B/Ba3         Metro-Goldwyn-Mayer Inc., Tranche B
                                Term Loan, 8.448%, 4/8/12                       8,528,857
   997,494      CCC+/NR       Metro-Goldwyn-Mayer Inc., Tranche B-1
                                Term Loan, 8.448%, 4/8/12                         930,503
   994,997      B/B1          NEP II, Inc., Term Loan B, 7.448%,
                                2/16/14                                           950,222

12  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                         Value
                                          Broadcasting - (continued)
         7,000,000          CCC+/B2       Paxson Communications Corp., Term
                                            Loan, 8.493%, 1/15/12                          $6,755,000
   AUD 19,523,810           B-/NR         SMG H5 Pty, Ltd., Facility Term Loan A,
                                            8.835% - 9.368%, 12/24/12                      16,732,673
         3,974,719          B/Ba3         Sunshine Acquisition, Ltd., Facility Term
                                            Loan, 6.83%, 3/20/12                            3,795,857
        21,261,745          B/Ba3         Univision Communications, Inc., Initial
                                            Term Loan, 7.003% - 7.61%,
                                            9/29/14                                        19,554,172
         3,818,728          CCC+/Ba3      Young Broadcasting, Inc., Term Loan,
                                            7.438% - 7.75%, 11/3/12                         3,637,338
                                                                                         ------------
                                                                                         $ 92,007,434
                                                                                         ------------
                                          Cable/Wireless Video - 3.0%
        12,602,100(a)(b)    CCC+/B3       Millennium Digital Media Systems, LLC,
                                            First Lien Term Loan, 8.98%,
                                            6/30/11                                      $ 12,444,574
           859,303(b)       CCC+/B3       Millennium Digital Media Systems, LLC,
                                            Revolver Credit Loan, 8.45% -
                                             8.57%, 6/30/11                                   817,403
                                                                                         ------------
                                                                                         $ 13,261,977
                                                                                         ------------
                                          Chemicals - 0.2%
         1,000,000(b)       B/B2          Panda Hereford Ethanol, L.P., Tranche A
                                            Term Loan, 8.402%, 7/28/13                   $    960,000
                                                                                         ------------
                                          Consumer - Durables - 0.4%
         1,870,491          B/B1          Rexair, LLC, First Lien Term Loan,
                                            9.448%, 6/30/10                              $  1,842,434
                                                                                         ------------
                                          Consumer - Non-Durables - 1.8%
         1,000,000(b)       B/B3          Appleseed's Intermediate Holdings,
                                            Inc., First Lien Term Loan, 4.0%,
                                            4/30/13                                      $    945,000
         2,177,835          B-/B2         Camelbak Products, LLC, First Lien
                                            Term Loan, 8.409% - 10.25%,
                                            8/4/11                                          2,083,463
         4,018,337          CCC+/B2       Spectrum Brands, Inc., Dollar Term
                                            Loan B, 8.896% - 9.754%, 3/30/13                3,895,778
           201,369          CCC+/B2       Spectrum Brands, Inc., LC Loan,
                                            4.566%, 3/30/13                                   195,228

The accompanying notes are an integral part of these financial statements.   13

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                       Value
                             Consumer - Non-Durables - (continued)
   992,500     B/B2          Totes Isotoner Corp., First Lien Term
                               Loan, 7.698% - 9.0%, 1/31/13               $    952,800
                                                                          ------------
                                                                          $  8,072,269
                                                                          ------------
                             Consumer - Products - 0.1%
   630,651     CCC+/B1       Solo Cup Co., Term Loan B-1, 8.28% -
                               8.54%, 2/27/11                            $    626,413
                                                                         ------------
                             Diversified Media - 7.0%
   990,001     B/Ba3         Nielsen Finance, LLC, Dollar Term Loan,
                               7.36%, 8/9/13                             $    940,570
 1,990,000     B/B1          Penton Media Holdings, Inc., First Lien
                               Term Loan, 7.234% - 7.448%,
                               2/1/13                                       1,842,617
 3,500,000     B/Caa1        Penton Media Holdings, Inc., Second
                               Lien Term Loan, 9.984%, 2/1/14               3,141,250
 4,967,423     B-/B1         Riverdeep Interactive Learning USA,
                               Inc., Term Loan, 7.948%, 12/20/13            4,943,619
11,970,000     B+/Ba3        Tribune Co., Initial Tranche B Advance
                               Term Loan, 8.244%, 5/19/14                  10,448,314
 7,466,667     B+/Ba3        Tribune Co., Tranche X Advance Term
                               Loan, 7.744%, 5/18/09                        7,308,000
   682,733     B+/Ba2        Valassis Communications, Inc., Tranche
                               B Term Loan, 6.95%, 3/2/14                     639,636
 1,451,250     B/B2          Wallace Theater Corp. (Hollywood
                               Theaters), First Lien Term Loan,
                               9.75%, 7/31/09                               1,436,737
                                                                         ------------
                                                                         $ 30,700,743
                                                                         ------------
                             Energy - 7.2%
 3,684,983     B-/B3         ATP Oil & Gas Corp., New Facility Term
                               Loan, 8.291% - 8.888%, 3/23/20            $  3,647,558
 1,790,000     B+/B1         Big West Oil, LLC, Initial Advance Term
                               Loan, 7.448%, 5/15/14                        1,727,350
   486,486     CCC+/Caa1     Coffeyville Resources, LLC, Funded LC
                               Loan, 5.131%, 12/28/10                         475,236
 1,586,601     CCC+/Caa1     Coffeyville Resources, LLC, Tranche D
                               Term Loan, 8.481% - 9.75%,
                                12/30/13                                    1,549,911
 1,500,000     B+/B1         Connacher Finance Corp., Term Loan,
                               9.75%, 10/20/13                              1,500,000

14  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                           Value
                                   Energy - (continued)
       466,276       NR/NR         Delphi Acquisition Holding I B.V., Facility
                                     Term Loan B-1, 7.573%, 1/11/15                 $    452,055
       466,276       NR/NR         Delphi Acquisition Holding I B.V., Facility
                                     Term Loan C-1, 8.073%, 1/11/16                      454,386
     3,000,000       NR/NR         Endeavour International Holding B.V.,
                                     Second Lien Term Loan, 11.911%,
                                     11/1/11                                           2,925,000
     3,979,727       BB-/B1        Helix Energy Solutions Group, Inc.,
                                     Term Loan, 6.652% - 7.229%,
                                     7/1/13                                            3,879,128
     2,000,000       NR/NR         III Exploration II, L.P., Second Lien Term
                                     Loan, 11.14% - 11.81%, 4/29/14                    1,910,000
     2,986,125       NR/NR         III Exploration II, L.P., Term Loan,
                                     8.22% - 10.25%, 10/29/13                          2,851,749
     3,054,835(b)    NR/NR         Monitor U.S. Finco, Inc., First Lien Term
                                     Loan, 14.698%, 1/11/14                            3,024,286
     2,000,000(b)    NR/NR         Monitor U.S. Finco, Inc., Second Lien
                                     Term Loan, 17.198%, 1/11/15                         950,000
     1,250,000       NR/NR         TARH E&P Holdings, L.P., First Lien
                                     Term Loan, 9.827%, 6/29/12                        1,231,250
     4,395,064       CCC+/NR       Value Creation, Inc., Term Loan,
                                     12.438% - 12.846%, 7/7/12                         4,263,212
       892,500       BB-/Ba2       Volnay Acquisition Co. I, Facility Term
                                     Loan B-1, 7.225%, 1/12/14                           874,650
                                                                                    ------------
                                                                                    $ 31,715,771
                                                                                    ------------
                                   Financial - 1.2%
     1,000,000(b)    NR/Ba2        Concord Re, Ltd., Term Loan, 9.234%,
                                     2/29/12                                        $    995,000
       215,147       B/B2          HUB International Holdings, Inc., Delay
                                     Draw Term Loan, 7.322%, 6/13/14                     204,928
     3,056,066       B/B2          HUB International Holdings, Inc., Initial
                                     Term Loan, 8.203%, 6/13/14                        2,910,903
     1,000,000       NR/Ba2        Kepler Holdings, Ltd., Term Loan,
                                     10.698%, 6/30/09                                    980,000
                                                                                    ------------
                                                                                    $  5,090,831
                                                                                    ------------
                                   Food & Drug - 0.4%
     1,985,000       B+/Ba3        Roundy's Supermarkets, Inc., Tranche
                                     B Term Loan, 8.46%, 11/3/11                    $  1,950,262
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                        Value
                                         Food & Tobacco - 1.9%
          992,500(b)       B+/Ba3        Aramark Canada, Ltd., Canadian Term
                                           Loan, 7.198%, 1/26/14                       $    934,191
          879,630          B-/B1         Chiquita Brands, LLC, Term Loan C,
                                           7.813%, 6/28/12                                  856,906
        1,853,019          B/B1          OSI Restaurant Partners, LLC,
                                           Incremental Term Loan, 7.0%,
                                           6/14/14                                        1,701,998
          142,337          B/B1          OSI Restaurant Partners, LLC, Pre-
                                           Funded Revolver Credit Loan,
                                           5.523%, 6/14/13                                  130,737
        4,987,500          B-/B2         Pinnacle Foods Finance, LLC, Term
                                           Loan, 7.948%, 4/2/14                           4,750,594
                                                                                       ------------
                                                                                       $  8,374,426
                                                                                       ------------
                                         Forest Products & Containers - 0.2%
          833,333          B+/Ba3        Newark Group, Inc., Synthetic LC Loan,
                                           7.06%, 3/9/13                               $    808,333
          166,667          B+/Ba3        Newark Group, Inc., Term Loan, 7.06%,
                                           3/9/13                                           161,667
                                                                                       ------------
                                                                                       $    970,000
                                                                                       ------------
                                         Gaming & Leisure - 6.1%
        5,000,000(b)(c)    NR/NR         Fontainebleau Florida Hotel, LLC,
                                           Tranche C Term Loan, 11.703%,
                                           6/6/12                                      $  4,737,500
        1,333,333(b)       B/B1          Fontainebleau Las Vegas, LLC, Initial
                                           Term Loan, 8.4%, 6/6/14                        1,260,000
        2,369,368          B-/B3         Ginn LA Conduit Lender, Inc., First Lien
                                           Tranche A Credit-Linked Deposit
                                           Loan, 5.098%, 6/8/11                           1,912,080
        5,103,074          B-/B3         Ginn LA Conduit Lender, Inc., First Lien
                                           Tranche B Term Loan, 8.698% -
                                           8.86%, 6/8/11                                  4,118,180
          750,000(b)       CCC/NR        Lake at Las Vegas Joint Venture/LLV-1,
                                           LLC, New Term Loan, 11.2%,
                                           1/24/08                                          750,000
          361,111(b)       CCC/NR        Lake at Las Vegas Joint Venture/LLV-1,
                                           LLC, Revolving Credit-Linked Deposit
                                           Account Loan, 11.96%, 6/20/12                    186,574

16  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                        Value
                                          Gaming & Leisure - (continued)
         2,684,362(a)(b)    CCC/NR        Lake at Las Vegas Joint Venture /
                                            LLV-1, LLC, Term Loan, 15.31%,
                                            6/20/12                                     $  1,386,921
         2,000,000          B/B1          Orbitz Worldwide, Inc., Term Loan,
                                            8.198%, 7/25/14                                1,920,000
         2,963,059          B/B1          Pivotal Promontory, LLC, First Lien Term
                                            Loan, 11.25%, 8/31/10                          2,666,753
           469,943          B/Ba3         Trump Entertainment Resorts Holdings,
                                            L.P., Facility Term Loan C-1, 7.9%,
                                            5/21/12                                          459,957
           469,943          B/Ba3         Trump Entertainment Resorts Holdings,
                                            L.P., Facility Term Loan C-2, 7.86%,
                                            5/21/12                                          459,957
         1,000,000(b)       B/B1          WAICCS Las Vegas 3, LLC, First Lien
                                            Term Loan, 8.188%, 8/1/08                        980,000
         4,500,000(b)       B/Caa2        WAICCS Las Vegas 3, LLC, Second Lien
                                            Term Loan, 13.688%, 8/1/08                     4,455,000
         1,650,133          B+/B1         Yellowstone Mountain Club, LLC, First
                                            Lien Term Loan, 7.184%, 9/30/10                1,522,248
                                                                                        ------------
                                                                                        $ 26,815,170
                                                                                        ------------
                                          Healthcare - 15.4%
         5,356,978          B-/B1         CCS Medical, Inc. (Chronic Care), First
                                            Lien Term Loan, 8.45%, 9/30/12              $  5,236,446
           794,000          B/Ba3         CHG Companies, Inc./CHG Medical
                                            Staffing, Inc., First Lien Term Loan B,
                                            7.165% - 7.743%, 12/20/12                        760,255
           200,000          B/Ba3         CHG Companies, Inc./CHG Medical
                                            Staffing, Inc., Synthetic LC First Lien
                                            Term Loan, 7.13%, 12/20/12                       191,500
         4,690,642          BB-/Ba3       CHS/Community Health Systems, Inc.,
                                            Funded Term Loan, 7.072% -
                                            7.331%, 7/25/14                                4,499,550
         1,443,976(b)       B/NR          DSI Renal, Inc. (National Renal
                                            Institutes, Inc.), Facility Term Loan,
                                            7.5% - 7.625%, 3/31/13                         1,404,267
         3,411,429          B+/B1         Fenwal, Inc., Initial First Lien Term
                                            Loan, 7.07% - 7.331%, 2/28/14                  3,198,214
         5,000,000          B/Caa1        FHC Health Systems, Inc., Third Lien
                                            Term Loan, 14.88%, 2/9/11                      5,050,000

The accompanying notes are an integral part of these financial statements.   17

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                        Value
                              Healthcare - (continued)
 2,732,143      B/Ba3         Golden Gate National Senior Care, LLC,
                                First Lien Term Loan, 7.569%,
                                3/14/11                                     $  2,691,161
 2,000,000      B/B3          Golden Gate National Senior Care, LLC,
                                Second Lien Term Loan, 12.569%,
                                9/14/11                                        1,980,000
 2,000,000      B+/NR         Graceway Pharmaceuticals, LLC, Mez-
                                zanine Loan, 13.448%, 11/1/13                  1,700,000
20,842,500      B+/Ba3        HCA, Inc., Tranche B Term Loan,
                                7.448%, 11/18/13                              20,005,549
 1,265,843      B/B2          HealthSouth Corp., Term Loan, 7.17% -
                                7.32%, 3/11/13                                 1,216,360
 2,992,366      CCC+/B1       LifeCare Holdings (Rainier Acquisition
                                Corp.), Term Loan, 8.2%, 8/11/12               2,714,076
 1,000,000      B-/Caa1       Medical Staffing Network, Inc., Second
                                Lien Term Loan, 12.198%, 7/2/14                  995,000
 3,500,000      B+/Ba2        Onex Carestream Finance, L.P., First
                                Lien Term Loan, 6.753% - 7.327%,
                                4/30/13                                        3,308,595
   208,256      B+/B2         Reliant Pharmaceuticals, Inc., Delayed
                                Draw Term Loan, 8.974%, 3/31/12                  206,173
   786,744      B+/B2         Reliant Pharmaceuticals, Inc., Initial
                                Term Loan, 8.974%, 3/31/12                       778,877
 1,915,102      B+/B1         Skilled Healthcare Group, Inc., First
                                Lien Term Loan, 6.803% - 6.96%,
                                6/15/12                                        1,874,406
 4,962,500      B+/B2         Talecris Biotherapeutics Holdings Corp.,
                                First Lien Term Loan, 9.08%,
                                12/6/13                                        4,929,415
 2,970,019      B/B2          Triumph HealthCare Second Holdings,
                                LLC, First Lien Term Loan, 7.82% -
                                8.725%, 7/28/13                                2,873,493
 1,950,284      B+/Ba3        Warner Chilcott Co., Inc., Tranche B
                                Acquisition Date Term Loan, 6.878%
                                - 7.198%, 1/18/12                              1,890,151
   589,039      B+/Ba3        Warner Chilcott Corp., Tranche C
                                Acquisition Date Term Loan, 7.198%,
                                1/18/12                                          570,877
                                                                            ------------
                                                                            $ 68,074,365
                                                                            ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                      Value
                                   Housing - 7.0%
     1,622,857       B-/B3         Associated Materials, Inc., Term Loan,
                                     7.9%, 8/29/10                             $  1,549,828
     6,095,632       B/B1          Atrium Companies, Inc., Closing Date
                                     Term Loan, 8.45% - 8.84%,
                                     5/31/12                                      5,701,957
     1,582,218       B+/B1         Champion Home Builders Co.,
                                     Synthetic LC Loan, 5.098%,
                                     10/31/12                                     1,550,574
       680,353       B+/B1         Champion Home Builders Co., U.S.
                                     Term Loan, 8.059%, 10/31/12                    666,745
     2,455,523       B/B1          Custom Building Products, Inc., First
                                     Lien Term Loan, 7.072% - 7.758%,
                                     10/20/11                                     2,320,469
       458,326(b)    B+/B1         Desa, LLC, Term Loan, 14.25% -
                                     14.5%, 11/26/11                                417,076
     3,000,000       B+/B2         LNR Property Corp., Initial Tranche B
                                     Term Loan, 7.63%, 7/12/11                    2,879,064
       932,633       B/B1          Playpower, Inc., Tranche B Dollar Term
                                     Loan, 7.95%, 6/30/12                           897,660
     8,066,428       B/Ba3         Realogy Corp., Initial Term Loan B,
                                     8.24%, 10/10/13                              7,086,357
     2,426,184       B/Ba3         Realogy Corp., Synthetic LC Loan,
                                     8.32%, 10/10/13                              2,131,403
     2,129,868       B/B2          Rhodes Companies, LLC , First Lien
                                     Term Loan, 8.698%, 11/21/10                  1,916,881
     3,957,333(b)    BB-/Ba3       Woodlands Commercial Properties Co.,
                                     L.P., Bridge Loan, 7.98%, 2/28/08            3,917,760
                                                                               ------------
                                                                               $ 31,035,774
                                                                               ------------
                                   Information Technology - 9.3%
     2,654,158       B/B1          Applied Systems, Inc., Term Loan, 7.4%
                                     - 7.698%, 9/26/13                         $  2,574,533
     2,962,613       B+/NR         DTN, Inc., Tranche C Term Loan,
                                     8.395% - 8.725%, 3/10/13                     2,958,909
     4,987,437       B+/Baa3       Freescale Semiconductor, Inc., Term
                                     Loan, 6.975%, 11/29/13                       4,669,488
     2,378,565       B-/B1         Infor Enterprise Solutions Holdings,
                                     Inc., Delayed Draw Term Loan,
                                     8.95%, 7/28/12                               2,295,315

The accompanying notes are an integral part of these financial statements.   19

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                         Value
                             Information Technology - (continued)
2,992,500      B-/B1         Infor Enterprise Solutions Holdings,
                               Inc., Dollar Tranche B-1 First Lien
                               Term Commitment, 7.95%, 3/2/14               $  2,827,912
4,558,916      B-/B1         Infor Enterprise Solutions Holdings,
                               Inc., Initial U.S. Term Loan, 8.95%,
                               7/28/12                                         4,399,354
  738,670      B/B2          Inovis International, Inc., Term Loan,
                               7.5% - 8.545%, 11/15/09                           738,670
4,639,535      BB-/B1        Keane International, Inc., Closing Date
                               Term Loan, 7.06%, 6/4/13                        4,204,578
  348,837      BB-/B1        Keane International, Inc., Synthetic LC
                               Loan, 7.06%, 6/4/13                               316,134
  995,000      B+/B2         Metrologic Instruments, Inc., First Lien
                               Add-on Term Loan, 8.2%, 4/23/14                   928,177
1,000,000      B+/Caa2       Metrologic Instruments, Inc., Second
                               Lien Term Loan, 11.45%, 4/24/15                   955,000
1,425,000      B/B2          Quantum Corp., Term Loan, 8.698%,
                               7/14/14                                         1,389,375
3,587,500      B/B1          Serena Software, Inc., Term Loan,
                               7.175%, 3/10/13                                 3,464,926
1,946,921      B+/B2         Sitel, LLC (ClientLogic), U.S. Term Loan,
                               7.253% - 7.698%, 1/30/14                        1,771,698
6,843,287      B+/Ba3        SunGard Data Systems, Inc. (Solar
                               Capital Corp.), New U.S. Term Loan,
                               6.898%, 2/28/14                                 6,617,315
  938,462      B/NR          Verint Systems, Inc., Term Loan,
                               7.975%, 5/27/14                                   910,308
                                                                            ------------
                                                                            $ 41,021,692
                                                                            ------------
                             Manufacturing - 1.2%
1,000,000      B/B1          FCI USA, Inc., Facility Term Loan B-1,
                               7.755%, 3/10/14                              $    967,500
1,000,000      B/B1          FCI USA, Inc., Tranche Term Loan B-5-B,
                               7.755%, 11/3/13                                   960,000
2,960,000      B/B1          Generac Acquisition Corp., First Lien
                               Term Loan, 7.73%, 11/10/13                      2,574,670
1,000,000      B+/B1         Hunter Defense Technologies, Inc., First
                               Lien Term Loan B, 8.45%, 8/13/14                  960,000
                                                                            ------------
                                                                            $  5,462,170
                                                                            ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                          Value
                                    Metals & Minerals - 1.4%
      1,995,000       B/B3          Algoma Steel, Inc., Term Loan, 8.09%,
                                      6/20/13                                       $  1,865,325
      4,378,687       B/B3          Murray Energy Corp., First Lien Tranche
                                      B Term Loan, 7.906%, 1/28/10                     4,203,540
                                                                                    ------------
                                                                                    $  6,068,865
                                                                                    ------------
                                    Retail - 10.0%
      9,049,684       B-/B3         Blockbuster, Inc., Tranche B Term Loan,
                                      9.11% - 9.65%, 8/20/11                        $  8,755,570
      4,856,232       B/B2          Burlington Coat Factory Warehouse
                                      Corp., Term Loan, 7.32%, 5/28/13                 4,415,126
      3,000,000       B/NR          Dollar General Corp., Tranche B-1 Term
                                      Loan, 7.734% - 8.07%, 7/7/14                     2,675,001
     15,765,928(b)    CCC/Caa2      Home Interiors & Gifts, Inc., Initial Term
                                      Loan, 10.32% - 12.25%, 3/31/11                   9,223,068
      1,989,949       B-/B2         Michaels Stores, Inc., Replacement
                                      Term Loan, 6.938% - 7.625%,
                                      10/31/13                                         1,834,371
        360,192(b)    D/NR          Movie Gallery, Inc., First Lien Synthetic
                                      LC Loan, 11.0% - 12.25%, 3/8/12                    288,454
      8,610,780(b)    D/NR          Movie Gallery, Inc., First Lien Term
                                      Loan, 12.25% - 12.75%, 3/8/12                    6,895,797
      1,982,481       B/B2          Sally Holdings, LLC, Term Loan B,
                                      8.006%, 11/16/13                                 1,909,201
      5,000,000       BB-/B2        Spirit Finance Corp., Term Loan,
                                      7.911%, 8/1/13                                   4,441,665
      3,980,099       B/B2          Toys R Us - Delaware, Inc., Tranche B
                                      Term Loan, 9.155%, 7/19/12                       3,937,457
                                                                                    ------------
                                                                                    $ 44,375,710
                                                                                    ------------
                                    Service - 5.2%
      3,980,000(b)    B/B1          Inmar, Inc., Term Loan, 7.7%, 4/29/13           $  3,860,600
        795,841       B+/B3         Rental Service Corp., Second Lien
                                      Initial Term Loan, 8.75%, 11/30/13                 754,059
     12,203,980       B+/B1         Sabre, Inc., Initial Term Loan, 6.96%,
                                      9/30/14                                         11,265,103
        992,500       B-/Ba3        Total Safety U.S., Inc., First Lien
                                      Tranche B Term Loan, 8.198%,
                                      12/8/12                                            977,612

The accompanying notes are an integral part of these financial statements.   21

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                      Value
                                      Service - (continued)
5,790,500               B/Ba3         Travelport, LLC, Delayed Draw Term
                                        Loan, 7.448%, 8/23/13                     $  5,521,653
   67,223               B/Ba3         Travelport, LLC, Synthetic LC Loan,
                                        7.448%, 8/23/13                                 64,102
  335,023               B/Ba3         Travelport, LLC, Tranche B Dollar Term
                                        Loan, 7.448%, 8/23/13                          319,468
                                                                                  ------------
                                                                                  $ 22,762,597
                                                                                  ------------
                                      Telecommunications - 10.6%
  500,000               B/Ba3         Aeroflex, Inc., Tranche B-1 Term Loan,
                                        8.119%, 8/15/14                           $    479,375
  500,000               B/B3          Aeroflex, Inc., Tranche B-2 Term Loan,
                                        8.619%, 8/15/14                                479,375
   EURO  752,152        B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V.
                                        (Casema), Casema Term Loan Facil-
                                        ity B-1, 6.669%, 9/12/14                     1,088,487
   EURO  390,705        B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V.
                                        (Casema), Casema Term Loan Facil-
                                        ity B-2 , 6.669%, 9/12/14                      565,414
  EURO 1,142,857        B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V.
                                        (Casema), Casema Term Loan Facil-
                                        ity C, 7.169%, 9/12/15                       1,662,289
   EURO  857,143        B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V.
                                        (Casema), Kabelcom Term Loan
                                        Facility B, 6.669%, 9/12/14                  1,240,226
   EURO  857,143        B/NR          Amsterdamse Beheer-EN
                                        Consultingmaatschappij B.V.
                                        (Casema), Kabelcom Term Loan
                                        Facility C, 7.169%, 9/12/15                  1,246,516
1,000,000(b)            B-/B2         Cellnet Group, Inc., Second Lien Term
                                        Loan, 9.45%, 10/22/11                          970,625
  159,222               B/Ba2         Centennial Commercial Corp., New
                                        Term Loan, 7.081% - 7.198%,
                                        2/9/11                                         155,241

22  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                        Value
                                      Telecommunications - (continued)
1,250,000               BB-/B1        Fairpoint Communications, Inc.,
                                        Replacement Term Loan B, 7.0%,
                                        2/8/12                                        $1,240,625
  173,913               B+/B2         Global Tel Link Corp., Acquisition
                                        Synthetic Deposit Loan, 5.098%,
                                        2/13/08                                          170,870
  258,913               B+/B2         Global Tel Link Corp., Acquisition Term
                                        Loan, 8.698%, 2/14/08                            254,382
   43,478               B+/B2         Global Tel Link Corp., Synthetic Deposit
                                        Loan, 5.098%, 2/13/08                             42,717
  510,000               B+/B2         Global Tel Link Corp., Facility Term
                                        Loan, 8.698%, 2/14/08                            501,075
2,414,732               B-/Ba3        Hawaiian Telcom Communications, Inc.,
                                        Tranche C Term Loan, 7.45%, 6/2/14             2,295,253
4,000,000               B-/Ba3        Integra Telecom Holdings, Inc., Term
                                        Loan, 9.003% - 9.21%, 8/31/13                  3,965,000
2,970,000               B+/Ba2        Intelsat Corp., Tranche B-2 Term Loan,
                                        7.225%, 12/3/13                                2,912,827
6,500,000               B-/B1         Level 3 Financing, Inc., Term Loan,
                                        7.493%, 3/13/14                                6,172,289
    EURO 1,000,000      B/NR          Mediannuaire Holding (Pages Jaunes
                                        Holdco), Euro Term Loan B-2,
                                        6.762%, 10/10/14                               1,416,676
    EURO 1,000,000      B/NR          Mediannuaire Holding (Pages Jaunes
                                        Holdco), Euro Term Loan C, 7.262%,
                                        10/10/15                                       1,424,015
    EURO  364,788       BB-/NR        Nordic Telephone Company Holdings
                                        APS, Euro Facility Term Loan B-2,
                                        6.675%, 11/30/13                                 525,748
    EURO  439,781       BB-/NR        Nordic Telephone Company Holdings
                                        APS, Euro Facility Term Loan C-2,
                                        6.925%, 11/30/14                                 637,059
  644,293               B/Ba3         PAETEC Holding Corp., Replacement
                                        Term Loan, 7.322%, 2/28/13                       630,871
2,000,000               B+/Caa1       Pine Tree Holdings, Inc., (Country Road
                                        Communications), Second Lien Term
                                        Loan, 12.59%, 7/15/13                          1,990,000
1,485,000               B+/Ba2        Stratos Global Corp./Stratos Funding,
                                        L.P., Facility Term Loan B, 7.948%,
                                        2/13/12                                        1,446,019

The accompanying notes are an integral part of these financial statements.   23

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                        Value
                                      Telecommunications - (continued)
 6,500,000              B-/B2         WideOpenWest Finance, LLC, First Lien
                                        Term Loan, 7.484% - 7.698%,
                                        6/30/14                                     $  6,110,000
 3,000,000              B-/Caa1       WideOpenWest Finance, LLC, Second
                                        Lien Term Loan, 11.448%, 6/29/15               2,760,000
    EURO 1,500,000      B+/Ba2        Wind Telecomunicazione S.p.A., Facility
                                        Term Loan B-1, 6.514%, 5/27/13                 2,177,804
    EURO 1,500,000      B+/Ba2        Wind Telecomunicazione S.p.A., Facility
                                        Term Loan C-1, 7.264%, 5/26/14                 2,187,895
                                                                                    ------------
                                                                                    $ 46,748,673
                                                                                    ------------
                                      Transportation - 11.1%
 4,162,595              B/Ba3         Affinia Group, Inc., Tranche B Term
                                        Loan, 7.96%, 11/30/11                       $  4,037,717
 2,428,571              B+/B3         Alpha Topco Limited (Formula One),
                                        Facility Term Loan B-1, 7.915%,
                                        12/31/13                                       2,353,286
 1,821,429              B+/B3         Alpha Topco Limited (Formula One),
                                        Facility Term Loan B-2, 7.915%,
                                        12/31/13                                       1,764,964
 9,250,000              NR/B2         Dana Corp., Term Loan, 7.98%,
                                        3/31/08                                        9,202,927
 1,000,000              NR/Ba1        Delphi Corp., Tranche B Term Loan,
                                        8.438%, 12/31/07                                 998,875
11,000,000              NR/Ba3        Delphi Corp., Tranche C Term Loan,
                                        8.938%, 12/31/07                              10,986,250
 1,000,000              NR/NR         Federal-Mogul Corp., DIP Term Loan,
                                        6.65%, 12/31/07                                  996,275
 7,928,806              B/Ba3         Ford Motor Co., Term Loan, 8.7%,
                                        12/15/13                                       7,425,145
 1,654,845              B-/B3         Gainey Corp., Term Loan, 7.92% -
                                        10.75%, 4/20/12                                1,119,779
   496,250              B/Ba3         General Motors Corp., Secured Term
                                        Loan, 7.615%, 11/29/13                           470,383
 3,980,000              B+/B1         Key Safety Systems, Inc., First Lien
                                        Term Loan, 7.27% - 7.45%, 3/8/14               3,631,750
   979,009              B+/B2         Lear Corp., First Lien Term Loan B,
                                        7.387% - 7.698%, 4/25/12                         954,126
   875,000              B-/B2         Quality Distribution, Inc., PF Letter of
                                        Credit Loan, 5.098%, 11/13/09                    853,125

24  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
                                    Transportation - (continued)
      1,876,012       B+/B2         Quality Distribution, Inc., Term Loan,
                                      7.819%, 11/13/09                           $  1,829,111
      3,772,549(a)    NR/B2         SIRVA Worldwide, Inc., Tranche B Term
                                      Loan, 12.5%, 12/1/10                          2,395,727
                                                                                 ------------
                                                                                 $ 49,019,440
                                                                                 ------------
                                    Utility - 6.4%
      4,400,000       B/NR          ANP Funding I, LLC, Tranche A Term
                                      Loan, 8.73%, 7/29/10                       $  4,370,300
        217,194       NR/B1         Boston Generating, LLC, First
                                      Lien Revolving Credit Loan,
                                      5.073%, 12/20/13                                209,803
        775,691       NR/B1         Boston Generating, LLC, First
                                      Lien Synthetic LC Loan,
                                      5.073%, 12/20/13                                749,296
      3,479,828       NR/B1         Boston Generating, LLC, First Lien Term
                                      Loan, 7.448%, 12/20/13                        3,361,416
      1,754,777       NR/B1         Coleto Creek Power, L.P., First
                                      Lien Synthetic LC Term Loan,
                                      5.098%, 6/28/13                               1,693,360
      3,653,192       NR/B1         Coleto Creek Power, L.P., First Lien
                                      Term Loan, 7.948%, 6/28/13                    3,525,330
      4,937,500       NR/B1         Coleto Creek Power, L.P., Second Lien
                                      Term Loan, 9.198%, 6/28/13                    4,764,687
      1,980,000       NR/NR         GBGH, LLC (U.S. Energy), First
                                      Lien Advance Term Loan,
                                      14.25%, 8/7/13                                1,984,950
        281,250       NR/B2         Mach Gen, LLC, First Lien Synthetic LC
                                      Loan, 7.2%, 2/22/13                             267,750
      2,698,359       NR/B2         Mach Gen, LLC, First Lien Term Loan B,
                                      7.0%, 2/22/14                                 2,568,838
        747,290       NR/Ba3        TPF Generation Holdings, LLC,
                                      First Lien Synthetic LC Loan,
                                      5.098%, 12/15/13                                720,201
      3,821,989       NR/Ba3        TPF Generation Holdings, LLC, First
                                      Lien Term Loan, 7.198%, 12/15/13              3,683,442
        234,260       NR/Ba3        TPF Generation Holdings,
                                      LLC, Synthetic Revolver,
                                      5.098%, 12/15/11                                225,768
                                                                                 ------------
                                                                                 $ 28,125,141
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                         Value
                             Wireless Communication - 6.9%
 1,148,295     NR/NR         Clearwire Corp., Delayed Draw Term
                               Loan, 10.69% - 10.95%, 7/3/12                $  1,125,329
 5,701,705     NR/NR         Clearwire Corp., Term Loan,
                               11.12% - 11.15%, 7/3/12                         5,587,671
 9,875,000     B-/Ba2        Cricket Communications, Inc., Term
                               Loan B, 8.198%, 6/16/13                         9,682,793
 6,982,500     B/B2          Knology, Inc., Term Loan,
                               7.48%, 6/30/12                                  6,703,200
 7,450,012     B-/Ba3        Metro PCS Wireless, Inc., New
                               Tranche B Term Loan,
                               7.188% - 7.5%, 11/4/13                          7,159,462
                                                                            ------------
                                                                            $ 30,258,455
                                                                            ------------
                             TOTAL SENIOR SECURED FLOATING
                             RATE LOAN INTERESTS
                             (Cost $655,420,450)                            $623,646,706
                                                                            ------------
                             CLAIMS - 0.1% of Net Assets
                             Aerospace - 0.1%
 1,200,000     B+/NR         Northwest Airlines, Inc., ALPA Claim-
                               Escrow, 2.5%                                 $     42,000
 2,500,000     B+/NR         Northwest Airlines, Inc., Bell Atlantic
                               Claim-Escrow, 2.5%                                 87,500
 2,500,000     B+/NR         Northwest Airlines, Inc., EDC Claim-
                               Escrow, 5.32%                                      87,500
 2,130,600     B+/NR         Northwest Airlines, Inc., Flight At-
                               tendant Claim-Escrow, 2.5%                         74,571
 1,500,000     B+/NR         Northwest Airlines, Inc., GE Pre-petition
                               Claim, 2.5%                                        52,500
 1,264,500     B+/NR         Northwest Airlines, Inc., IAM Claim-
                               Escrow, 2.5%                                       44,257
 1,404,900     B+/NR         Northwest Airlines, Inc., Retiree Claim-
                               Escrow, 2.5%                                       49,172
                                                                            ------------
                             TOTAL CLAIMS
                             (Cost $9,066,125)                              $    437,500
                                                                            ------------
                             CONVERTIBLE BONDS & NOTES - 0.7% of Net Assets
                             Broadcasting - 0.6%
 3,951,000     CCC/Caa3      Charter Communications, Inc., 6.5%,
                               10/1/27                                      $  2,612,599
                                                                            ------------

26  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                      Value
                                               Gaming & Leisure - 0.1%
             907,000             CCC/Caa2      Six Flags Theme Parks, Inc., 4.5%,
                                                 5/15/15                                   $    646,237
                                                                                           ------------
                                               TOTAL CONVERTIBLE BONDS & NOTES
                                               (Cost $5,142,803)                           $  3,258,836
                                                                                           ------------
                                               CORPORATE NOTES - 4.4% of Net Assets
                                               Cable/Wireless Video - 0.3%
             875,000             CCC/Caa3      CCH I Holdings LLC, 10.0%, 5/15/14          $    557,812
           1,000,000             CCC/Caa2      CCH I Holdings LLC, 11.0%, 10/1/15               870,000
                                                                                           ------------
                                                                                           $  1,427,812
                                                                                           ------------
                                               Food & Tobacco - 0.2%
           1,000,000             CCC/Caa2      Pinnacle Foods Group, Inc., 9.25%,
                                                 4/1/15 (144A)                             $    905,000
                                                                                           ------------
                                               Healthcare - 0.7%
           2,000,000(b)          NR/NR         Pharma V (Duloxetine), 13.0%,
                                                 10/15/13 (144A)                           $  2,070,000
           1,019,739(a)(b)(d)    NR/NR         Pharma VI (Rotavax), 10.381%,
                                                 10/15/14 (144A)                                978,950
                                                                                           ------------
                                                                                           $  3,048,950
                                                                                           ------------
                                               Information Technology - 1.1%
             400,000(d)          B/Ba3         Freescale Semiconductor, Inc., 9.569%,
                                                 12/15/14                                  $    357,000
           5,000,000(d)          BB/Ba3        NXP BV/NXP Funding, LLC, 7.993%,
                                                 10/15/13                                     4,725,000
                                                                                           ------------
                                                                                           $  5,082,000
                                                                                           ------------
                                               Retail - 1.4%
           4,500,000             CCC/Caa2      Blockbuster, Inc., 9.0%, 9/1/12             $  3,825,000
           2,500,000             CCC+/Caa1     Dollar General Corp., 10.625%,
                                                 7/15/15 (144A)                               2,275,000
                                                                                           ------------
                                                                                           $  6,100,000
                                                                                           ------------
                                               Transportation - 0.7%
           3,000,000(d)          CCC+/Caa1     American Tire Distributors, Inc.,
                                                 11.481%, 4/1/12                           $  2,910,000
                                                                                           ------------
                                               TOTAL CORPORATE NOTES
                                               (Cost $20,571,879)                          $ 19,473,762
                                                                                           ------------

The accompanying notes are an integral part of these financial statements.   27

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
                    COMMON STOCK - 2.9% of Net Assets
                    Aerospace - 1.2%
      281,538(e)    Northwest Airlines Corp.                    $  5,118,368
                                                                ------------

                    Utility - 1.7%
      196,325(e)    Mirant Corp. (144A)                         $  7,576,182
                                                                ------------

                    TOTAL COMMON STOCK
                    (Cost $4,987,781)                           $ 12,694,550
                                                                ------------
                    WARRANTS - 0.2% of Net Assets
                    Wireless Communication - 0.2%
      400,000(e)    Clearwire Corp., Exp. 8/15/10 (144A)        $    780,000
                                                                ------------

                    TOTAL WARRANTS
                    (Cost $956,752)                             $    780,000
                                                                ------------


Principal
Amount
USD ($)
              TEMPORARY CASH INVESTMENT - 1.6% of Net Assets
              Repurchase Agreement - 1.6%
7,000,000     UBS Warburg, Inc., 3.10%, dated
              11/30/07, repurchase price of
              $7,000,000 plus accrued interest on
              12/3/07 collateralized by $7,000,000
              U.S. Treasury Notes 4.5%, 11/30/11               $   7,000,000
                                                               -------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $7,000,000)                                $   7,000,000
                                                               -------------
              TOTAL INVESTMENTS IN SECURITIES - 151.1%
              (Cost $703,145,790)(f)                           $ 667,291,354
                                                               -------------
              OTHER ASSETS AND LIABILITIES - 2.0%              $   8,782,643
                                                               -------------
              PREFERRED SHARES AT REDEMPTION VALUE,
              INCLUDING DIVIDENDS PAYABLE - (53.1)%            $(234,581,448)
                                                               -------------
              NET ASSETS APPLICABLE TO COMMON
              SHAREOWNERS - 100.0%                             $ 441,492,549
                                                               =============

28  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     NR   Security not rated by S&P or Moody's.

     * Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of depositor (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2007.


   (144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2007 the value of these securities amounted to $14,585,132 or 3.3% of total net assets applicable to common shareowners.


     (a) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.


     (b) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $74,756,452. The aggregate value of such securities is $64,853,046, represents 14.7% of the total net assets.


     (c)  Security is fair valued (See Note A).


     (d) Floating Rate Note. The rate shown is the coupon rate at November 30, 2007.


     (e)  Non-income producing security.


     (f) At November 30, 2007, the net unrealized loss on investments based on cost for federal income tax purposes of $703,207,382 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                       $ 11,042,280

       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                        (46,958,308)
                                                                       ------------
       Net unrealized loss                                             $(35,916,028)
                                                                       ============

          For financial reporting purposes net unrealized loss on investments was $35,854,436 and cost of investments aggregated $703,145,790.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2007, aggregated $559,229,366 and $555,160,470, respectively.

Glossary of Terms:
DIP - Debtor-In-Possession
LC - Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted. AUD - Australian Dollar
EURO - Euro

The accompanying notes are an integral part of these financial statements.   29

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/07
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $703,145,790)            $667,291,354
  Cash                                                                  3,297,702
  Foreign currencies, at value (cost $36,464)                              36,484
  Receivables -
    Investment securities sold                                         12,993,247
    Paydown                                                               449,086
    Interest and foreign tax reclaim                                    7,762,550
    Commitment fees                                                        23,826
    Other                                                               2,420,625
  Prepaid expenses                                                         22,856
                                                                     ------------
     Total assets                                                    $694,297,730
                                                                     ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                  $ 15,380,462
    Forward foreign currency portfolio hedge contracts - net              609,836
  Dividends payable to common shareowners                                 806,129
  Unfunded depreciation on unfunded corporate loans                       343,499
  Unamortized facility fee                                                 36,364
  Due to affiliates                                                       437,124
  Accrued expenses and other liabilities                                  610,319
                                                                     ------------
     Total liabilities                                               $ 18,223,733
                                                                     ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 9,380
    shares, including dividends payable of $81,448                   $234,581,448
                                                                     ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $462,925,899
  Undistributed net investment income                                   8,353,089
  Accumulated net realized gain on investments and foreign
    currency transactions                                               6,840,442
  Net unrealized loss on investments                                  (36,197,935)
  Net unrealized loss on foreign currency assets and liabilities
    denominated in foreign currencies                                    (428,946)
                                                                     ------------
     Net assets applicable to common shareowners                     $441,492,549
                                                                     ============
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
  Based on $441,492,549/24,428,148 common shares                     $      18.07
                                                                     ============

30  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/07

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $79,545)         $  61,370,166
  Facility and other fees                                      1,420,274
                                                           -------------
   Total investment income                                                    $  62,790,440
                                                                              -------------
EXPENSES:
  Management fees                                          $   4,941,817
  Administrative fees                                            535,337
  Transfer agent fees and expenses                                46,196
  Auction agent fees                                             619,140
  Custodian fees                                                 157,249
  Registration fees                                               23,750
  Professional fees                                              118,264
  Printing expenses                                               55,819
  Trustees' fees                                                  15,622
  Pricing fees                                                    53,649
  Insurance fees                                                  15,767
  Miscellaneous                                                   21,641
                                                           -------------
   Total expenses                                                             $   6,604,251
                                                                              -------------
     Net investment income                                                    $  56,186,189
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments                                             $   9,406,948
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies           649,913      $  10,056,861
                                                           -------------      -------------
  Change in net unrealized gain (loss) on:
   Investments                                             $ (45,130,193)
   Unfunded corporate loans                                     (370,268)
   Foreign currency contracts and other assets and
     liabilities denominated in foreign currencies              (373,644)     $ (45,874,105)
                                                           -------------      -------------
   Net loss on investments and foreign currency
     transactions                                                             $ (35,817,244)
                                                                              -------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
  Net investment income                                    $ (12,518,844)
  Net realized gains                                             (24,294)
                                                           -------------
   Total distributions                                                        $ (12,543,138)
                                                                              -------------
  Net increase in net assets applicable to common
   shareowners resulting from operations                                      $   7,825,807
                                                                              =============

The accompanying notes are an integral part of these financial statements.   31

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/07 and 11/30/06, respectively

                                                             Year             Year
                                                             Ended            Ended
                                                           11/30/07         11/30/06
FROM OPERATIONS:
  Net investment income                                 $  56,186,189    $  53,438,462
  Net realized gain on investments and foreign
    currency transactions                                  10,056,861        2,711,969
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                     (45,874,105)       9,747,577
  Dividends and distributions to preferred
    shareowners from:
    Net investment income                                 (12,518,844)     (11,248,699)
    Net realized gains                                        (24,294)               -
                                                        -------------    -------------
     Net increase in net assets applicable
       to common shareowners resulting
       from operations                                  $   7,825,807    $  54,649,309
                                                        -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
  Net investment income
    ($1.905 and $1.625 per share, respectively)         $ (46,436,882)   $ (39,536,640)
  Net realized gains
    ($0.004 and $0.05 per share, respectively)                (91,944)      (1,178,873)
                                                        -------------    -------------
    Total distributions to common shareowners           $ (46,528,826)   $ (40,715,513)
                                                        -------------    -------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                         $   1,940,809    $           -
  Preferred share offering expenses charged to
    paid-in capital                                                 -           (2,587)
                                                        -------------    -------------
    Net increase (decrease) in net assets applicable
     to common shareowners resulting from Trust
     share transactions                                 $   1,940,809    $      (2,587)
                                                        -------------    -------------
    Net increase (decrease) in net assets applicable
     to common shareowners                              $ (36,762,210)   $  13,931,209
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                     $ 478,254,759    $ 464,323,550
                                                        -------------    -------------
  End of year                                           $ 441,492,549    $ 478,254,759
                                                        =============    =============
  Undistributed net investment income                   $   8,353,089    $   5,907,203
                                                        =============    =============

32  The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/07
--------------------------------------------------------------------------------

                                                                           Year            Year           12/28/04(b)
                                                                          Ended            Ended              to
                                                                         11/30/07        11/30/06          11/30/05
Per Common Share Operating Performance
Net asset value, beginning of period                                    $ 19.66          $ 19.08           $ 19.10(c)
                                                                        -------          -------           -------
Increase (decrease) from investment operations:(a)
 Net investment income                                                  $  2.30          $  2.20           $  1.33
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (1.47)            0.52             (0.05)
 Dividends and distributions to preferred shareowners from:
   Net investment income                                                  (0.51)           (0.46)            (0.23)
   Net realized gains                                                         -(d)             -                 -
                                                                        -------          -------           -------
 Net increase from investment operations                                $  0.32          $  2.26           $  1.05
Dividends and distributions to common shareowners from:
 Net investment income                                                    (1.91)           (1.63)            (0.92)
 Net realized gains                                                           -(d)         (0.05)                -
Capital charge with respect to issuance of:
 Common shares                                                                -                -             (0.04)
 Preferred shares                                                             -                -(d)          (0.11)
                                                                        -------          -------           -------
Net increase (decrease) in net asset value                              $ (1.59)         $  0.58           $ (0.02)
                                                                        -------          -------           -------
Net asset value, end of period(e)                                       $ 18.07          $ 19.66           $ 19.08
                                                                        -------          -------           -------
Market value, end of period(e)                                          $ 16.79          $ 18.95           $ 17.14
                                                                        =======          =======           =======
Total return(f)                                                           (2.02)%          20.94%            (9.76)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                           1.40%            1.38%             1.23%(h)
 Net investment income before preferred share dividends                   11.92%           11.37%             7.52%(h)
 Preferred share dividends                                                 2.66%            2.39%             1.29%(h)
 Net investment income available to common shareowners                     9.26%            8.98%             6.23%(h)
Portfolio turnover                                                           80%              75%               61%
Net assets of common shareowners, end of period (in thousands)         $441,493         $478,255          $464,324
Preferred shares outstanding (in thousands)                            $234,500         $234,500          $234,500
Asset coverage per preferred share, end of period                      $ 72,067         $ 76,000          $ 74,520
Average market value per preferred share                               $ 25,000         $ 25,000          $ 25,000
Liquidation value, including dividends payable, per preferred share    $ 25,009         $ 25,013          $ 25,018
Ratios to average net assets of common shareowners before
 reimbursement of expenses, excise tax and expense reductions
 Net expenses(g)                                                           1.40%            1.40%             1.24%(h)
 Net investment income before preferred share dividends                   11.92%           11.35%             7.51%(h)
 Preferred share dividends                                                 2.66%            2.39%             1.29%(h)
 Net investment income available to common shareowners                     9.26%            8.96%             6.22%(h)

(a) The per share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  The Trust common shares were first publicly offered on December 23, 2004.
(c) Net asset value immediately after the closing of the first public offering was $19.06.
(d)  Amount is less than $0.01 per share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.
     The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.   33

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") is organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust invests primarily in senior floating rate loans ("Senior Loans"). The Trust may also invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds. The Trust may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

    Security transactions are recorded as of trade date. Investments in Senior Loans are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such investments will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

    Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

    computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. Temporary cash investments are valued at amortized cost which approximates market value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

    The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 3).

D.   Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At November 30, 2007, the Trust reclassified $5,215,423 to increase undistributed net investment income and $5,215,423 to decrease net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

    The tax character of current year distributions paid to common and preferred shareowners during the years ended November 30, 2007 and November 30, 2006 were as follows:

-----------------------------------------------------------------------------

                                        2007             2006
                                   -----------      -----------
  Distributions paid from:
  Ordinary income                  $58,955,726      $51,964,212
  Net long term capital gain           116,238                -
                                   -----------      -----------
    Total taxable distribution     $59,071,964      $51,964,212
                                   -----------      -----------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2007.

                                          2007
                                    -------------
  Undistributed ordinary income     $ 11,291,496
  Distributions payable                  (81,448)
  Long-term capital gain               3,873,918
  Unrealized depreciation            (36,517,316)
                                    ------------
    Total                           $(21,433,350)
                                    ------------

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain foreign currency contracts and the deferral of post October capital losses for tax purposes.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. Pioneer Investment Management, Inc., the Trust's investment adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date;

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

November 30, 2007, the net management fee was equivalent to 0.70% of the Trust's average daily managed assets, which was equivalent to 1.05% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $437,124 in management costs, administrative costs and certain other fees payable to PIM at November 30, 2007.

PIM has appointed Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

PIM has engaged Highland Capital Management, L.P. to act as the Trust's investment sub-adviser ("Sub-adviser") and manage the Trust's investments. PIM pays the Sub-adviser a monthly fee at an annual rate of 0.35% of the average daily value of the Trust managed assets. The fee is paid monthly in arrears. The Trust does not pay a fee to the Sub-adviser.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses; to 0.95% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the year ended November 30, 2007, the Trust's expenses were not reduced under such arrangements.

3.   Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract.

Open portfolio hedges at November 30, 2007 were as follows:

                   Net                                                                   Net
                Contracts        In Exchange      Settlement                         Unrealized
 Currency     to (Deliver)         For US$           Date           US$ Value           Loss
------------------------------------------------------------------------------------------------
  AUD        (3,000,000)        $ (2,456,400)    2/28/08          $ (2,640,717)      $ (184,317)
  AUD        (1,500,000)          (1,217,475)    2/29/08            (1,319,859)        (102,384)
  AUD        (1,500,000)          (1,218,975)    2/29/08            (1,319,859)        (100,884)
  AUD        (1,500,000)          (1,220,475)    2/29/08            (1,319,859)         (99,384)
  AUD        (2,200,000)          (1,811,150)    3/11/08            (1,934,017)        (122,867)
                                                                                     ----------
   Total                                                                             $ (609,836)
                                                                                     ----------

4. Unfunded Loan Commitments

As of November 30, 2007, the Trust had unfunded loan commitments of approximately $8,029,000 which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                        Unfunded
                                                                       Commitment
Borrower                                                             (in thousands)
-----------------------------------------------------------------------------------
  Big West Oil, LLC, Delayed Advance Loan                               $ 2,200
  CHS/Community Health Systems, Inc., Delayed Draw Term Loan            $   309
  Cricket Communications, Inc., Revolver Loan                           $ 2,000
  Fenwal, Inc., First Lien Delayed Draw Term Loan                       $   572
  Fontainebleau Las Vegas Holdings, LLC, Delayed Draw Term Loan         $   667
  HUB International Holdings, Inc., Delay Draw Term Loan                $   471
  Millennium Digital Media Systems, LLC, Revolver Credit Loan           $   859
  Univision Communications, Inc., Delayed Draw Term Loan                $   738
  Valassis Communications Inc., Delayed Draw Term Loan                  $   213

5. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 24,428,148 common shares of beneficial interest outstanding at November 30, 2007, PIM owned 5,240 shares.

Transactions in common shares of beneficial interest for the years ended November 30, 2007 and November 30, 2006 were as follows:

                                          11/2007        11/2006
                                        ----------     ----------
  Shares outstanding at beginning
   of year                              24,330,240     24,330,240
  Reinvestment of distributions             97,908              -
                                        ----------     ----------
  Shares outstanding at end of year     24,428,148     24,330,240
                                        ----------     ----------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2007, there were 9,380 AMPS as follows: Series M7-3,130, Series W7-3,125 and Series TH7-3,125.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividend rates ranged from 4.95% to 6.45% during the year ended November 30, 2007.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 31, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is currently evaluating the implications of

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

SFAS 157 and its impact on the Trust's financial statement disclosures, if any, has not yet been determined.

8. Subsequent Event

Subsequent to November 30, 2007, the Board of Trustees of the Trust distributed $0.145 per common share from undistributed net investment income, $0.1736 per common share additional net investment income, $0.2213 of realized net short term capital gains and $0.1267 of realized net long term capital gains, all payable December 20, 2007, to common shareowners of record on December 12, 2007.

Subsequent to November 30, 2007, dividends declared and paid on preferred stock totaled $1,069,951 in aggregate for the three outstanding preferred share series through January 8, 2008.

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12 (a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT TAX INFORMATION (unaudited)

The Pioneer Floating Rate Trust paid a long-term capital gain distribution of $.003779 per share to common shareholders of record on March 15, 2007.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

Additionally, the following summarizes the per share long-term capital gain distributions paid to preferred shareholders during the fiscal year:

                                    Long-Term
                  Payable Date     Capital Gain
                 --------------   -------------
  Series M7      3/13/2007            $2.58
  Series W7      3/15/2007            $2.66
  Series TH7     3/16/2007            $2.53

RESULTS OF SHAREOWNER MEETING (unaudited)

On September 11, 2007, Pioneer Floating Rate Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.

Nominee                    Affirmative     Withheld
---------------------------------------------------
  David R. Bock           20,838,823      281,283
  Stephen K. West         20,818,659      301,447
  John F. Cogan, Jr.+     7,954           178

+ Elected by Preferred Shares only

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernest & Young LLP

Boston, Massachusetts
January 23, 2008

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. ("PIM") serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. PIM has retained Highland Capital Management, L.P. to serve as the sub-adviser to the Trust pursuant to a sub-advisory agreement between PIM and Highland Capital Management, L.P. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement and the sub-advisory agreement for the Trust.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Trust, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-advisor's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)
--------------------------------------------------------------------------------

In addition, the Trustees considered the other services that PIM provides to the Trust under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Trust were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc., ("Morningstar") an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust commenced operations on December 28, 2004 and that the Trust's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007. The Trustees also considered that the Trust's total return also was in the first quintile of its Morningstar category for the period six months ending June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Trust was satisfactory over its short period of operation.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that PIM, not the Trust, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees concluded that the management fee payable by the Trust to PIM, as well as the fees payable by PIM to the sub-adviser of the Trust, were reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the size of the Trust, the quality of services provided by PIM and the sub-adviser, the investment performance of the Trust and the contractual expense limitation agreed to by PIM with respect to the Trust.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)
--------------------------------------------------------------------------------

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the majority of the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees also considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Trust.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Investment Sub-Adviser
Highland Capital Management, L.P.

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 33 of the 76 Pioneer Funds, Mr. West serves as Trustee of 32 of the 76 Pioneer Funds, and Mr. Bock serves as Trustee of 75 of the 76 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held          Length of Service
Name and Age                With the Trust          and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Class I Trustee since
                            Board, Trustee          2004. Term expires in
                            and President           2010. Elected by
                                                    Preferred Shares only.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Class II Trustee since
                            Vice President          2007. Term expires in
                                                    2008.
--------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset      None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment           None
                            Management USA Inc., Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Trust   and Term of Office
David R. Bock (63)          Trustee          Class I Trustee since
                                             2005. Term expires
                                             in 2010.
--------------------------------------------------------------------------------
Mary K. Bush (59)           Trustee          Class III Trustee since
                                             2004. Term expires
                                             in 2009.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee          Class II Trustee since
                                             2004. Term expires
                                             in 2008.
--------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                     by this Trustee
David R. Bock (63)          Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
                            Inc. (publicly traded health care services company) (2004       Social Investment
                            - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                            merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                            President and Chief Financial Officer, Pedestal Inc.            finance company); and
                            (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                            Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           President, Bush International, LLC (international financial     Director of Brady Corpora-
                            advisory firm)                                                  tion (industrial identifica-
                                                                                            tion and specialty coated
                                                                                            material products
                                                                                            manufacturer); Director of
                                                                                            Briggs & Stratton Co.
                                                                                            (engine manufacturer);
                                                                                            Director of UAL Corpora-
                                                                                            tion (airline holding
                                                                                            company); Director of
                                                                                            Mantech International
                                                                                            Corporation (national
                                                                                            security, defense, and
                                                                                            intelligence technology
                                                                                            firm): and Member, Board
                                                                                            of Governors, Investment
                                                                                            Company Institute
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,      None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
-------------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           Positions Held   Length of Service
Name and Age               With the Trust   and Term of Office
Thomas J. Perna (57)       Trustee          Class III Trustee since
                                            2006. Term expires
                                            in 2009.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Class III Trustee since
                                            2004. Term expires
                                            in 2009. Elected by
                                            Preferred Shares only.
--------------------------------------------------------------------------------
Stephen K. West (79)       Trustee          Class I Trustee since
                                            2004. Term expires
                                            in 2010.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Class II Trustee since
                                            2004. Term expires
                                            in 2008.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive       Director of Quadriserv
                           Vice President, The Bank of New York (financial and securi-   Inc. (technology products
                           ties services) (1986 - 2004)                                  for securities lending
                                                                                         industry)
-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret &       Director of New America
                           Company, Inc. (investment banking firm)                       High Income Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
-------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Senior Counsel, Sullivan & Cromwell (law firm)                Director, The Swiss
                                                                                         Helvetia Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc.                          None
                           (private investment firm)
-------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (59)     Secretary             Since 2004.
                                                   Serves at the discre-
                                                   tion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002 and Assistant Secretary of all of the Pioneer Funds
                             since September 2003; Vice President and Senior Counsel
                             of BISYS Fund Services, Inc. (April 2001 to June 2002);
                             Senior Vice President and Deputy General Counsel of
                             Funds Distributor, Inc. (July 2000 to April 2001)
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant         None
                             Treasurer of all of the Pioneer Funds since November
                             2004; Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administra-       None
                             tion and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              Positions Held     Length of Service    Principal Occupation During       Other Directorships
Name and Age                  With the Trust     and Term of Office   Past Five Years                   Held by this Officer
----------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant          Since 2004. Serves   Fund Administration Manager -     None
                              Treasurer          at the discretion    Fund Accounting, Administration
                                                 of the Board         and Controllership Services
                                                                      since June 2003 and Assistant
                                                                      Treasurer of all of the Pioneer
                                                                      Funds since September 2003;
                                                                      Assistant Vice President -
                                                                      Mutual Fund Operations of State
                                                                      Street Corporation from June
                                                                      2002 to June 2003 (formerly
                                                                      Deutsche Bank Asset Management)
----------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance   Since January        Chief Compliance Officer of       None
                              Officer            2007. Serves at      Pioneer since December 2006 and
                                                 the discretion       of all the Pioneer Funds since
                                                 of the Board         January 2007; Vice President
                                                                      and Compliance Officer, MFS
                                                                      Investment Management (August
                                                                      2005 to December 2006);
                                                                      Consultant, Fidelity
                                                                      Investments (February 2005 to
                                                                      July 2005); Independent
                                                                      Consultant (July 1997 to
                                                                      February 2005)
----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              57

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58

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                                                                              59

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60
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--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                     1-800-710-0935

Telecommunications Device for the Deaf (TDD)            1-800-231-5469

Or write to AST:

For                                            Write to
 General inquiries, lost dividend checks,      American Stock
 change of address, lost stock certificates,    Transfer & Trust
 stock transfer                                 Company
                                               Operations Center
                                               6201 15th Ave.
                                               Brooklyn, NY 11219
 Dividend reinvestment plan (DRIP)             American Stock
                                                Transfer & Trust
                                                Company
                                               Wall Street Station
                                               P.O Box 922
                                               New York, NY
                                               10269-0560

Website                                                         www.amstock.com


For additional information, please contact your investment advisor or visit our website www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has signed such certification.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $45,735 in 2007 and $38,110 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
Audit-related Fees for the Trust's audit related services totaled approximately $9,285 in 2007 and $8,925 in 2006.
These services included issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $7,515 in 2007 and 2006, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,105 in 2007 and $16,440 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.





                               Floating Rate Trust




PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     1                 $188,863,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $50,004,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
        When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Jonathan Sharkey                        B
--------------------------------------- -----------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 29, 2008

* Print the name and title of each signing officer under his or her signature.